                                                                    Exhibit 10.5


                1999-A SUBI CERTIFICATES PURCHASE AND SALE AGREEMENT

     THIS 1999-A SUBI CERTIFICATES PURCHASE AND SALE AGREEMENT (as supplemented, amended or restated from time to time, the "1999-A SUBI Certificates Purchase and Sale Agreement") is dated as of July 1, 1999, by and among HONDA TITLING A L.P. ("HTA LP") and HONDA TITLING B L.P. ("HTB LP"), each a Delaware limited partnership, as UTI beneficiaries (in such capacities, the "UTI Beneficiaries"), and HONDA TITLING C L.P. ("HTC LP") and HONDA TITLING D L.P. ("HTD LP"), each a Delaware limited partnership.

                                      RECITALS

          A. HTA LP and HTB LP, as Grantors and UTI Beneficiaries, the Servicer, the Origination Trustee, the Delaware Trustee, and, for certain limited purposes set forth therein, U.S. Bank, as Trust Agent, have entered into that Second Amended and Restated Trust and Servicing Agreement, dated as of April 1, 1998, amending and restating that certain Trust and Servicing Agreement, dated as of September 1, 1997, among the same parties, amending and restating that certain Trust Agreement, dated July 17, 1997, among the same parties (as supplemented, amended or restated from time to time, the "Origination Trust Agreement"), pursuant to which the Honda Lease Trust (the "Origination Trust") was formed for the purpose of, among other things, taking assignments and conveyances of, and holding in trust and dealing in, various Trust Assets. Capitalized terms used and not defined in these Recitals have the meanings given in the Agreement of Definitions described in
Section 1.01 hereof.

          B. The Origination Trust Agreement contemplates that certain of the Trust Assets, other than those previously identified on the Origination Trust's books and records as Other SUBI Assets and allocated to a separate SUBI Sub-Trust, may be allocated to a SUBI Sub-Trust and thenceforth constitute SUBI Assets within such SUBI Sub-Trust, and that in connection with any such allocation the Origination Trustee shall create a SUBI at the direction of the UTI Beneficiaries and shall issue to, or to the order of, the UTI Beneficiaries one or more SUBI Certificates evidencing such SUBI, and the related SUBI Beneficiaries and their permitted assignees generally will be entitled to the net cash flows arising from, but only from, such SUBI Assets.

          C. Concurrently herewith, HTA LP and HTB LP, as Grantors and UTI Beneficiaries, HTC LP and HTD LP, as Transferors, the Servicer, the Origination Trustee, the Delaware Trustee and U.S. Bank, as Trust Agent and, for certain limited purposes set forth therein, as 1999-A Owner Trustee, are entering into that certain 1999-A SUBI Supplement to Second Amended and Restated Trust and Servicing Agreement dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A SUBI Supplement"), pursuant to which the parties thereto have agreed to supplement the terms of the Origination Trust Agreement to cause the Origination Trustee to (i) identify a portfolio of Trust Assets (the "1999-A SUBI Assets") to be designated to a SUBI Portfolio (the "1999-A SUBI Portfolio") (ii) allocate such 1999-A SUBI Assets, along with interests in the 1999-A Residual Value Insurance

                                       1

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Proceeds, to a SUBI Sub-Trust (the "1999-A SUBI Sub-Trust"), (iii) create the related 1999-A SUBI and (iv) create and issue to or to the order of (a) HTA
LP one certificate representing a 98.01% interest in the 1999-A SUBI Assets (the "HTA LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.99% interest in the 1999-A SUBI Assets (the "HTA LP/HTD LP 1999-A SUBI Certificate"), and (b) HTB LP one certificate representing a
0.99% interest in the 1999-A SUBI Assets (the "HTB LP/HTC LP 1999-A SUBI Certificate") and one certificate representing a 0.01% interest in the 1999-A SUBI Assets (the "HTB LP/HTD LP 1999-A SUBI Certificate" and, together with the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, the "HTA LP/HTB LP 1999-A SUBI Certificates").

          D. Pursuant to the 1999-A SUBI Supplement, the parties hereto and thereto desire that, concurrently herewith, U.S. Bank, as securities intermediary (as defined in Section 8-102 of the UCC) (in such capacity, the "1999-A Securities Intermediary"), establish two securities accounts (as defined in Section 8-501 of the UCC) as follows: (i) a securities account in the name of and for the benefit of HTA LP (the "HTA LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, dated as of July 1, 1999, among HTA LP, HTB LP, HTC LP, HTD LP, the 1999-A Owner Trustee, the 1999-A Indenture Trustee, the 1999-A Residual Value Insurance Co-Trustee and the 1999-A Securities Intermediary (the "1999-A Securities Accounts Control Agreement"), into which the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTA LP directs the 1999-A Securities Intermediary to debit the HTA LP 1999-A SUBI Securities Account to reflect the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization and (ii) a securities account in the name of and for the benefit of HTB LP (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate will be transferred and held until such time as HTB LP directs the 1999-A Securities Intermediary to debit the HTB LP 1999-A SUBI Securities Account to reflect the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate pursuant to a Securitization.

          E. Concurrently herewith, the Origination Trustee, on behalf of the Origination Trust, and the Servicer are entering into the 1999-A Servicing Supplement, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "1999-A Servicing Supplement") pursuant to which, among other things, the terms of the Origination Trust Agreement and the Servicing Agreement, dated April 1, 1998, by and among the UTI Beneficiaries, the Servicer and the Origination Trust will be supplemented insofar as they apply solely to the servicing of the 1999-A SUBI Sub-Trust created by the 1999-A SUBI Supplement to provide for further specific servicing obligations that will benefit the SUBI Beneficiaries with respect to the 1999-A SUBI created by the 1999-A SUBI Supplement.

          F. The parties hereto desire to enter into this 1999-A SUBI Certificates Purchase and Sale Agreement to provide for the sale, without recourse, by the UTI Beneficiaries to HTC LP and HTD LP of all of the UTI Beneficiaries' respective right, title and interest in and to the

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1999-A SUBI Assets and the HTA/HTB 1999-A SUBI Certificates, all monies due thereon and paid thereon in respect thereof and the right to realize on any property that may be deemed to secure the interest in the 1999-A SUBI Assets, and all proceeds thereof from and after July 1, 1999. In connection herewith, (1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A SUBI Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A SUBI Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A SUBI Certificate to HTD LP, all consideration of the pro rata cash payment to the UTI Beneficiaries of an amount equal to the Aggregate Net Investment Value of the 1999-A SUBI Assets at the close of business on June 30, 1999 (the "Cutoff Date"), based on their respective share of the 1999-A SUBI Assets less the cost and expenses of the Securitization and the value of any securities issued in connection with the Securitization and retained by HTC LP and HTD LP.

          G. Concurrently herewith, the 1999-A Securities Intermediary will, by book-entry registration, reallocate the beneficial interests represented by the HTA LP/HTB LP 1999-A SUBI Certificates such that such beneficial interests shall be represented by four new SUBI Certificates as follows: (i) one certificate to HTC LP representing a 98.802% beneficial interest in the 1999-A SUBI Assets (the "HTC LP 1999-A SUBI Certificate"),
(ii) one certificate to HTD LP representing a 0.998% beneficial interest in the 1999-A SUBI Assets (the "HTD LP 1999-A SUBI Certificate" and, together with the HTC LP 1999-A SUBI Certificate, the "1999-A SUBI Certificates"),
(iii) one certificate to HTC LP representing a 0.198% beneficial interest in the 1999-A SUBI Assets (the "HTC LP Retained 1999-A SUBI Certificate") and
(iv) one certificate to HTD LP representing a 0.002% beneficial interest in the 1999-A SUBI Assets (the "HTD LP Retained 1999-A SUBI Certificate" and, together with the HTC LP Retained 1999-A SUBI Certificate, the "Retained 1999-A SUBI Certificates"). The 1999-A SUBI Certificates shall be exclusive of proceeds of the Residual Value Insurance Policy or other residual value insurance policies relating to the 1999-A Contracts and 1999-A Leased Vehicles.

          H. Concurrently herewith, pursuant to the 1999-A SUBI Supplement, the parties thereto have agreed to cause the Origination Trustee to create and issue to or to the order of (i) HTA LP one certificate (the "HTA LP/HTC LP 1999-A Residual Value Insurance Certificate") representing a 98.01% interest in the proceeds of the Residual Value Insurance Policy and any other residual value insurance policy, in each case to the extent that such proceeds relate to the 1999-A Contracts and the 1999-A Leased Vehicles and net of any loss adjustment expenses that may be offset against such proceeds (the "1999-A Residual Value Insurance Proceeds"); (ii) HTA LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTA LP/HTD LP 1999-A Residual Value Insurance Certificate"); (iii) HTB LP one certificate representing a 0.99% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTC LP 1999-A Residual Value Insurance Certificate"); and (iv) HTB LP one certificate representing a 0.01% interest in the 1999-A Residual Value Insurance Proceeds (the "HTB LP/HTD LP 1999-A Residual Value Insurance Certificate" and, together with the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the "1999-A Residual Value Insurance Certificates").

          I. In addition, the parties hereto have agreed that HTA LP and HTB LP will transfer, without recourse, to HTC LP and HTD LP all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, all monies due thereon and paid thereon in respect thereof and all proceeds thereof. In connection therewith, and concurrently herewith and therewith,
(1) HTA LP will transfer (a) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, and (2) HTB LP will transfer (a) the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to HTC LP and (b) the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to HTD LP, all consideration of the delivery by HTC LP and HTD LP to HTA LP and HTB LP of the HTC LP Insurance Premium Subordinated Notes and the HTD LP Insurance Premium Subordinated Notes.

          J. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTC LP (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate and the HTC LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTC LP directs the 1999-A Securities Intermediary to debit the HTC LP 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

          K. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of HTD LP (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTD LP 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will initially be transferred and held until such time as HTD LP directs the 1999-A Securities Intermediary to debit the HTD LP 1999-A SUBI Securities Account to reflect the transfer of the HTD LP 1999-A SUBI Certificate relating to a Securitization involving the 1999-A SUBI.

          L. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust (the
"99.8% 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement, into which the HTC LP 1999-A SUBI Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and the HTD LP 1999-A SUBI Certificate will be transferred from the HTD LP 1999-A
SUBI Securities Account, respectively, and held until such time as the 1999-A Owner Trustee directs the 1999-A Securities Intermediary to debit the 99.8% 1999-A SUBI Securities Account to reflect the transfer of the HTC LP 1999-A SUBI Certificate and the HTD LP 1999-A SUBI Certificate to the 1999-A Securitization Trust relating to the Securitization involving the 1999-A SUBI.

          M. Concurrently herewith, the 1999-A Securities Intermediary will establish a securities account (as defined in Section 8-501 of the UCC) in the name of and for the benefit of the 1999-A Securitization Trust in respect of the 1999-A Residual Value Insurance Co-Trust (the "1999-A Residual Value Insurance Securities Account") pursuant to the 1999-A Securities

Accounts Control Agreement, into which (1) the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate will be transferred from the HTC LP 1999-A SUBI Securities Account and (2) the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate will be transferred from the HTD LP 1999-A SUBI Securities Account.

          N. Concurrently herewith, HTC LP, HTD LP, U.S. Bank, as owner trustee (in such capacity, the "1999-A Owner Trustee"), The Bank of New York, as indenture trustee ("1999-A Indenture Trustee") and Wilmington Trust Company, as Delaware owner trustee (the "Delaware Owner Trustee"), are entering into that certain securitization trust agreement, dated as of July 1, 1999 (the "1999-A Securitization Trust Agreement") to continue the securitization trust (the "1999-A Securitization Trust") created pursuant to the Trust Agreement, dated as of March 4, 1999 by and among HTC LP, the 1999-A Owner Trustee and the Delaware Trustee and by the filing of the Certificate of Trust of the 1999-A Securitization Trust with the Secretary of State of the State of Delaware on March 4, 1999, pursuant to which HTC LP and HTD LP will transfer to the 1999-A Securitization Trust the 1999-A SUBI Certificates, and, in exchange therefor, the 1999-A Securitization Trust will pledge the 1999-A SUBI Certificates to the 1999-A Indenture Trustee in connection with the Securitization pursuant to the Indenture and will issue the Certificates and deliver the Notes representing interests in the 1999-A Securitization Trust in respect of the 1999-A Note Securitization Trust which will be secured by the 1999-A SUBI Certificates. The HTC LP Retained 1999-A SUBI Certificate and the HTD LP Retained 1999-A SUBI Certificate will be retained by HTC LP and HTD LP, respectively.

          O. Concurrently herewith, and pursuant to the 1999-A Securitization Trust Agreement, HTC LP and HTD LP will transfer, without recourse, to the 1999-A Residual Value Insurance Co-Trust all of their respective right, title and interest in and to the 1999-A Residual Value Insurance Proceeds and the 1999-A Residual Value Insurance Certificates, in consideration of the delivery by the 1999-A Residual Value Insurance Co-Trust to HTC LP and HTD LP of the Co-Trust Insurance Premium Subordinated Notes.

          P. Concurrently herewith, the 1999-A Indenture Trustee and the 1999-A Securitization Trust are entering into that certain indenture, dated as of July 1, 1999 (the "Indenture"), pursuant to which the 1999-A Indenture Trustee will issue the Notes and the 1999-A Securitization Trust will grant a security interest in all of the assets held by the 1999-A Securitization Trust (excluding any interest in respect of the 1999-A Residual Value Insurance Co-Trust), including the 1999-A SUBI Certificates, to the 1999-A Indenture Trustee to secure the 1999-A Securitization Trust's obligations under the Indenture.

     NOW, THEREFORE, in consideration of the premises and the mutual covenants herein contained, the parties hereto agree as follows:

                                  ARTICLE ONE
                                  DEFINITIONS

     SECTION 1.01.  DEFINITIONS.

     For all purposes of this 1999-A SUBI Certificates Purchase and Sale Agreement, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used and not otherwise defined herein shall have the respective meanings ascribed thereto in the Agreement of Definitions, dated as of July 1, 1999 (as amended, supplemented or restated from time to time, the "Agreement of Definitions"), by and among the Origination Trustee, the Delaware Trustee, the Servicer, HTA LP, HTB LP, HTC LP, HTD LP, the Delaware Owner Trustee, the 1999-A Indenture Trustee and U.S. Bank, as trust agent and as owner trustee. In the event of any conflict between a definition set forth herein and in the Agreement of Definitions, the definition set forth herein shall prevail.

     SECTION 1.02.  INTERPRETATION.

     For all purposes of this 1999-A SUBI Certificates Purchase and Sale Agreement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used in this 1999-A SUBI Certificates Purchase and Sale Agreement include, as appropriate, all genders and the plural as well as the singular, (ii) references to this 1999-A SUBI Certificates Purchase and Sale Agreement include all Exhibits and Schedules hereto, (iii) references to words such as "herein", "hereof" and the like shall refer to this 1999-A SUBI Certificates Purchase and Sale Agreement as a whole and not to any particular part, Article or Section within this 1999-A SUBI Certificates Purchase and Sale Agreement, (iv) references to a section such as "Section 2.01" or an Article such as "Article Two" shall refer to the applicable Section or Article of this 1999-A SUBI Certificates Purchase and Sale Agreement, (v) the term "include" and all variations thereof shall mean "include without limitation", (vi) the term "or" shall mean "and/or", (vii) the term "proceeds" shall have the meaning ascribed to such term in the UCC,
(viii) the phrase "Origination Trustee, acting on behalf of the Origination Trust," or words of similar import, shall be deemed to refer to the Origination Trustee, acting on behalf of the Honda Lease Trust and all beneficiaries thereof and (ix) the phrase "1999-A Owner Trustee, acting on behalf of the 1999-A Securitization Trust," or words of similar import, shall be deemed to refer to the 1999-A Owner Trustee, acting on behalf of the Honda Auto Lease Trust 1999-A and all beneficiaries thereof.


                                    ARTICLE TWO
                          PURCHASE AND SALE OF 1999-A SUBI

     SECTION 2.01.  SALE OF 1999-A SUBI.

     (a)(1) In consideration of HTC LP's delivery to, or upon the order of, (i) (A) HTA LP cash in the amount of $2,894,850,212.17 and (B) HTB LP cash in the amount of $29,240,911.24, representing the cash proceeds from the sale of the Notes net of certain expenses, and (ii) (A) HTA LP $511,072,219.89 evidenced by a subordinated non-recourse promissory note in favor of HTA LP in the amount of $511,072,219.89 and (B) HTB LP $5,162,345.66 evidenced by a subordinated non-recourse promissory note in favor of HTB LP in the amount of $5,162,345.66, each of the UTI Beneficiaries does hereby absolutely sell, assign and otherwise convey to HTC LP, without recourse, and HTC LP does hereby purchase and acquire, as of the date set forth above:

          (A) all right, title and interest in and to the 1999-A SUBI (primarily including the 1999-A SUBI Assets) evidenced by the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate, and all monies due thereon and paid thereon or in respect thereof;

          (B) the right to realize upon any property that underlies or may be deemed to secure the interests in the 1999-A SUBI Assets to the extent of amounts payable under the HTA LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A SUBI Certificate; and

          (C)  all proceeds of the foregoing.

     (2) In consideration of HTC LP's delivery to, or upon the order of, by a subordinated non-recourse promissory note in favor of HTA LP (the "HTA LP/HTC LP Insurance Premium Subordinated Note") and (ii) a subordinated non-recourse promissory note in favor of HTB LP (the "HTB LP/HTC LP Insurance Premium Subordinated Note" and, together with the HTA LP/HTC LP Insurance Premium Subordinated Note, the "HTC LP Insurance Premium Subordinated Notes"), each of the UTI Beneficiaries does hereby absolutely sell, assign and otherwise convey to HTC LP, without recourse, and HTC LP does hereby purchase and acquire, as of the date set forth above:

          (A) all right, title and interest in and to the 1999-A SUBI (primarily including the 1999-A Residual Value Insurance Proceeds) evidenced by the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, and all monies due thereon and paid thereon or in respect thereof;

          (B) the right to realize upon any property that underlies or may be deemed to secure the interests in the 1999-A Residual Value Insurance Proceeds to the extent of amounts payable under the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate; and

          (C)  all proceeds of the foregoing.

     (b)(1) In consideration of HTD LP's delivery to, or upon the order of, (i) (A) HTA LP cash in the amount of $29,240,911.24 and (B) HTB LP cash in the amount of $295,362.74, representing the cash proceeds from the sale of the Notes net of certain expenses, and (ii) (A) HTA LP $5,162,345.66 evidenced by a subordinated non-recourse promissory note in favor of HTA LP in the amount of $5,162,345.66 and (B) HTB LP $52,144.91 evidenced by a subordinated non-recourse promissory note in favor of HTB LP in the amount of $52,144.91, each of the UTI Beneficiaries does hereby absolutely sell, assign and otherwise convey to HTD

LP, without recourse, and HTD LP does hereby purchase and acquire, as of the date set forth above:

          (A) all right, title and interest in and to the 1999-A SUBI (primarily including the 1999-A SUBI Assets) evidenced by the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate, and all monies due thereon and paid thereon or in respect thereof;

          (B) the right to realize upon any property that underlies or may be deemed to secure the interests in the 1999-A SUBI Assets to the extent of amounts payable under the HTA LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A SUBI Certificate; and

          (C)  all proceeds of the foregoing.

     (2) In consideration of HTD LP's delivery to, or upon the order of, (i) a subordinated non-recourse promissory note in favor of HTA LP (the "HTA LP/HTD LP Insurance Premium Subordinated Note") and (ii) a subordinated non-recourse promissory note in favor of HTB LP (the "HTB LP/HTD LP Insurance Premium Subordinated Note" and, together with the HTA LP/HTD LP Insurance Premium Subordinated Note, the "HTD LP Insurance Premium Subordinated Notes"), each of the UTI Beneficiaries does hereby absolutely sell, assign and otherwise convey to HTD LP, without recourse, and HTD LP does hereby purchase and acquire, as of the date set forth above:

          (A) all right, title and interest in and to the 1999-A SUBI (primarily including the 1999-A Residual Value Insurance Proceeds) evidenced by the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, and all monies due thereon and paid thereon or in respect thereof;

          (B) the right to realize upon any property that underlies or may be deemed to secure the interests in the 1999-A Residual Value Insurance Proceeds to the extent of amounts payable under the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate; and

          (C)  all proceeds of the foregoing.

     (c) It is the express and specific intent of the parties that the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby, from HTA LP and HTB LP to HTC LP, as provided for in this 1999-A SUBI Certificates Purchase and Sale Agreement, is and shall be construed for all purposes as a true, complete and absolute sale of the HTA LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and all of the related property and rights as described in subsection (a) above. The parties hereto represent and agree that the HTA LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby are hereby transferred from HTA LP and HTB LP to HTC LP for fair consideration and without the intent to hinder, delay or defraud creditors of HTA LP, HTB LP or HTC LP.

     (d) It is the express and specific intent of the parties that the transfer of the HTA LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby from HTA LP and HTB LP to HTD LP, as provided for in this 1999-A SUBI Certificates Purchase and Sale Agreement, is and shall be construed for all purposes as a true, complete and absolute sale of the HTA LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and all of the related property and rights as described in subsection (b) above. The parties hereto represent and agree that the HTA LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby are hereby transferred from HTA LP and HTB LP to HTD LP for fair consideration and without the intent to hinder, delay or defraud creditors of HTA LP, HTB LP or HTD LP.

     (e) In connection with the foregoing conveyances to HTC LP, each of HTA LP and HTB LP agree to record and file, at its own expense, a financing statement with respect to the HTA LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI

Assets represented thereby and the HTB LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby and all of the related property and rights specified in subsection (a) above necessary (i) to provide third parties with notice of the conveyance hereunder and (ii) to perfect the sale of the HTA LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTC LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby, the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the proceeds thereof to HTC LP (as well as to file any continuation statements required by applicable state law to maintain the perfection afforded by the filing of such financing statement), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this
Section 2.01(e), consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to HTC LP in due course), as soon as is practicable after receipt by HTA LP and HTB LP thereof.

      The parties hereto intend that the conveyances to HTC LP hereunder be a sale. In the event that the conveyances hereunder are for any reason not considered a sale, the conveyances described above and all filings described in the foregoing paragraph shall give HTC LP a first priority perfected security interest in, to and under the property and rights conveyed hereunder and all proceeds of any of the foregoing and this 1999-A SUBI Certificates Purchase and Sale Agreement shall constitute a security agreement under applicable law.

     (f) In connection with the foregoing conveyances to HTD LP, each of the UTI Beneficiaries agrees to record and file, at its own expense, a financing statement with respect to the HTA LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby and the HTB LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby and all of the related property and rights specified in subsection (b) above necessary (i) to provide third parties with notice of the conveyance hereunder and (ii) to perfect the sale of the HTA LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTB LP/HTD LP 1999-A SUBI Certificate and the beneficial interest in the 1999-A SUBI Assets represented thereby, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby, the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate and the beneficial interest in the 1999-A Residual Value Insurance Proceeds represented thereby and the proceeds thereof to HTD LP (as well as to file any continuation statements required by applicable state law to maintain the perfection afforded by the filing of such financing statement), and to deliver a file-stamped copy of each such financing statement (or continuation statement) or other evidence of such filings (which may, for purposes of this Section 2.01(f), consist of telephone confirmation of such filing with the file stamped copy of each such filing to be provided to HTD LP in due course), as soon as is practicable after receipt by HTA LP and HTB LP thereof.

     The parties hereto intend that the conveyances to HTD LP hereunder be a sale. In the event that the conveyances hereunder are for any reason not considered a sale, the conveyances described above and all filings described in the foregoing paragraph shall give HTD LP a first priority perfected security interest in, to and under the property and rights conveyed hereunder and all proceeds of any of the foregoing and this 1999-A SUBI Certificates Purchase and Sale Agreement shall constitute a security agreement under applicable law.

     SECTION 2.02.  ACCEPTANCE BY HTC LP AND HTD LP.


     (a) HTC LP agrees to comply with all covenants and restrictions applicable to an owner of the 1999-A SUBI, the HTA LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, whether set forth therein, in the Origination Trust Agreement, the 1999-A SUBI Supplement or otherwise, and assumes all obligations and liabilities, if any associated therewith.

     (b) HTD LP agrees to comply with all covenants and restrictions applicable to an owner of the 1999-A SUBI, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, whether set forth therein, in the Origination Trust Agreement, the 1999-A SUBI Supplement or otherwise, and assumes all obligations and liabilities, if any associated therewith.

     SECTION 2.03.  TRANSFER OF THE CERTIFICATES.

     (a) In connection with the issuance of the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate, the 1999-A Securities Intermediary has established, in the name of and for the benefit of HTA LP, a "securities account" (as such term is defined in Section 8-501 of the UCC) (the "HTA LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement. HTA LP shall accept the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate to the HTA LP 1999-A SUBI Securities Account.

     (b) In connection with the issuance of the HTB LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, the 1999-A Securities Intermediary has established, in the name of and for the benefit of HTB LP, a "securities account" (as such term is defined in Section 8-501 of the UCC) (the "HTB LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement. HTB LP shall accept the transfer of the HTB LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A

Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to the HTB LP 1999-A SUBI Securities Account.

     (c) In connection with the subsequent transfer of the HTA LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate, the 1999-A Securities Intermediary has established, in the name of and for the benefit of HTC LP, a "securities account" (as such term is defined in Section 8-501 of the UCC) (the "HTC LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement. HTC LP shall accept the transfer of the HTA LP/HTC LP 1999-A SUBI Certificate, the HTB LP/HTC LP 1999-A SUBI Certificate, the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate to the HTC LP 1999-A SUBI Securities Account.

     (d) In connection with the subsequent transfer of the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate, the 1999-A Securities Intermediary has established, in the name of and for the benefit of HTD LP, a "securities account" (as such term is defined in Section 8-501 of the UCC) (the "HTD LP 1999-A SUBI Securities Account") pursuant to the 1999-A Securities Accounts Control Agreement. HTD LP shall accept the transfer of the HTA LP/HTD LP 1999-A SUBI Certificate, the HTB LP/HTD LP 1999-A SUBI Certificate, the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate to the HTD LP 1999-A SUBI Securities Account.

     (e) On the Closing Date, HTA LP hereby agrees to (i) instruct the 1999-A Securities Intermediary to transfer (A) the HTA LP/HTC LP 1999-A SUBI Certificate and the HTA LP/HTC LP 1999-A Residual Value Insurance Certificate from the HTA LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTA LP/HTD LP 1999-A SUBI Certificate and the HTA LP/HTD LP 1999-A Residual Value Insurance Certificate from the HTA LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP.

     (f) On the Closing Date, HTB LP hereby agrees to (i) instruct the 1999-A Securities Intermediary to transfer (A) the HTB LP/HTC LP 1999-A SUBI Certificate and the HTB LP/HTC LP 1999-A Residual Value Insurance Certificate from the HTB LP 1999-A SUBI Securities Account to the HTC LP 1999-A SUBI Securities Account for the benefit of HTC LP and (B) the HTB LP/HTD LP 1999-A SUBI Certificate and the HTB LP/HTD LP 1999-A Residual Value Insurance Certificate from the HTB LP 1999-A SUBI Securities Account to the HTD LP 1999-A SUBI Securities Account for the benefit of HTD LP.

                                  ARTICLE THREE
                                  MISCELLANEOUS

     SECTION 3.01.  AMENDMENT.

     This 1999-A SUBI Certificates Purchase and Sale Agreement may be amended from time to time in a writing signed by the parties hereto, with the prior written consent of the 1999-A Owner Trustee, which shall be given only in the circumstances contemplated by Section 9.01 of the 1999-A Securitization Trust Agreement.

     SECTION 3.02.  GOVERNING LAW.

     This 1999-A SUBI Certificates Purchase and Sale Agreement shall be created under and governed by and construed under the internal laws of the State of Delaware, without regard to any otherwise applicable principles of conflict of laws and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.

     SECTION 3.03.  SEVERABILITY.

     If one or more of the covenants, agreements, provisions or terms of this 1999-A SUBI Certificates Purchase and Sale Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this 1999-A SUBI Certificates Purchase and Sale Agreement, and shall in no way affect the validity or enforceability of the other provisions of this 1999-A SUBI Certificates Purchase and Sale Agreement, or the rights of any parties hereto. To the extent permitted by law, the parties hereto waive any provision of law that renders any provision of this 1999-A SUBI Certificates Purchase and Sale Agreement invalid or unenforceable in any respect.

     SECTION 3.04.  BINDING EFFECT.

     The provisions of this 1999-A SUBI Certificates Purchase and Sale Agreement shall be binding upon and inure to the benefit of the respective successors and permitted assigns of the parties hereto.

     SECTION 3.05.  ARTICLE AND SECTION HEADINGS.

     The article and section headings herein are for convenience of reference only, and shall not limit or otherwise affect the meaning hereof.

     SECTION 3.06.  COUNTERPARTS.

     This 1999-A SUBI Certificates Purchase and Sale Agreement may be executed in any number of counterparts, each of which so executed and delivered shall be deemed to be an original, but all of which counterparts shall together constitute but one and the same instrument.

     SECTION 3.07.  FURTHER ASSURANCES.

     Each party will do such acts, and execute and deliver to any other party such additional documents or instruments as may be reasonably requested in order to effect the purposes of this 1999-A SUBI Certificates Purchase and Sale Agreement and to better assure and confirm unto the requesting party its rights, powers and remedies hereunder.

     SECTION 3.08.  THIRD-PARTY BENEFICIARIES.

     This 1999-A SUBI Certificates Purchase and Sale Agreement will inure to the benefit of and be binding upon each subsequent holder of any legal or beneficial interest in any of the HTA LP/HTB LP 1999-A SUBI Certificates, any of the 1999-A Residual Value Insurance Certificates or certificates issued in replacement thereof (which holders shall include the 1999-A Securitization Trust and the holders of any securities issued thereby), who shall be considered to be third-party beneficiaries hereof. Except as otherwise provided in this 1999-A SUBI Certificates Purchase and Sale Agreement, no other Person will have any right or obligation hereunder.

     SECTION 3.09.  NO PETITION.

     Each of the parties hereto covenants and agrees that prior to the date which is one year and one day after the last date upon which (a) each Class of Notes and the Certificates have been paid in full, and (b) all obligations due under any other Securitization have been paid in full, it will not institute against, or join any other Person in instituting against, the 1999-A Securitization Trust, HTA LP, HTB LP, HTC LP, HTD LP, any general partner or member (as applicable) of a UTI Beneficiary or of a Transferor which is a partnership or a limited liability company, the Origination Trustee, the Origination Trust, any Special Purpose Affiliate, any UTI Beneficiary, any Beneficiary, and any general partner or member (as applicable) of a Beneficiary or of a Special Purpose Affiliate partnership (or any of their respective general partners) that is a partnership or a limited liability company, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceeding or other proceedings under any federal or state bankruptcy or similar law. The foregoing shall not limit the 1999-A Indenture Trustee's or 1999-A Owner Trustee's right to file any claim in or otherwise take actions with respect to any such proceeding instituted by any Person not under such a constraint. This Section 3.09 shall survive the termination of this 1999-A SUBI Certificates Purchase and Sale Agreement or the resignation or removal of the 1999-A Owner Trustee or the 1999-A Indenture Trustee under the 1999-A Securitization Trust Agreement or the Indenture, respectively.


                  [Remainder of page intentionally left blank]

     IN WITNESS WHEREOF, the parties hereto have caused this 1999-A SUBI Certificates Purchase and Sale Agreement to be duly executed by their respective officers duly authorized as of the day and year first above written.

                         HONDA TITLING A L.P., as UTI Beneficiary

                         By:  HONDA TITLING A LLC, its general partner

                         By:  HONDA TITLING INC., as its manager

                         By:          /s/ Y. Kohama
                            ------------------------------------------
                            Name:     Y. Kohama
                            Title:    President

                         HONDA TITLING B L.P., as UTI Beneficiary

                         By:  HONDA TITLING B LLC, its general partner

                         By:  HONDA TITLING INC., as its manager

                         By:          /s/ Y. Kohama
                            ------------------------------------------
                            Name:     Y. Kohama
                            Title:    President

                         HONDA TITLING C L.P.

                         By:  HONDA TITLING C LLC, its general partner

                         By:  HONDA FUNDING INC., as its manager

                         By:          /s/ Y. Kohama
                            ------------------------------------------
                            Name:     Y. Kohama
                            Title:    President

                         HONDA TITLING D L.P.

                         By:  HONDA TITLING D LLC, its general partner

                         By:  HONDA FUNDING INC., as its manager

                         By:          /s/ Y. Kohama
                            ------------------------------------------
                            Name:     Y. Kohama
                            Title:    President


                                     S-1